GOLDMAN SACHS TRUST

Goldman Sachs Financial Square FundsSM

FST Administration Shares, FST Cash Management Shares,

FST Shares and FST Service Shares of

Goldman Sachs Financial Square Tax-Exempt California Fund

Goldman Sachs Financial Square Tax-Exempt New York Fund

Supplement dated May 11, 2016 to the

Prospectuses and Summary Prospectuses, each dated December 29, 2015, as supplemented to date

On December 17, 2015, the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate two series of the Trust, the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund (each a “Fund” and, together, the “Funds”). After careful consideration of a number of factors, the Board had concluded that the continuation of the Funds would not be in the best interests of each Fund or its shareholders, and that it was advisable and in the best interests of each Fund and its shareholders to terminate and liquidate the Funds.

The Funds were originally expected to liquidate on or about August 31, 2016. However, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) has since determined to liquidate each Fund at an earlier date, on or about June 10, 2016 (the “Liquidation Date”), pursuant to the Plans of Liquidation approved by the Board.

Suspension of Sales. Effective May 13, 2016, shares of the Funds will no longer be available for purchase by investors, except that certain client sweep accounts may continue to purchase shares of the Funds. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the applicable Fund, depending on each shareholder’s current election, as discussed in the Prospectus.

Liquidation of Assets. On or about May 13, 2016, the Funds will depart from their stated investment objectives and policies as they prepare to liquidate and distribute their assets to shareholders. In connection with the liquidations, all outstanding shares of a Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in-kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

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